FORM OF
                                ESCROW AGREEMENT

     This ESCROW AGREEMENT is made as of this ____ day of November, 1997 by and among BW ACQUISITION CORP., with a place of business at 333 East 56th Street, Penthouse G, New York, New York, 10022, (the "Company"), H.J. MEYERS & CO., INC., with its principal place of business at 1895 Mount Hope Avenue, Rochester, New York 14620 (the "Representative"), and Chase Manhattan Bank, a national bank organized under the laws of the United States of America with a principal place of business at ______________, in its capacity as escrow agent only (the "Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company intends to consummate the initial public offering (the "Offering") of up to an aggregate of (i) 920,000 Units, including 120,000 Units subject to the underwriters' overallotment option (the "Units"), each Unit to consist of (a) one (1) share of the Company's Class A Common Stock, par value $.01 per share (the "Class A Stock") and (b) one (1) Class A Common Stock Purchase Warrant (the "Class A Warrants or "Warrants"), and (ii) 150,000 shares of the Class B Exchangeable Common Stock, $.01 par value (the "Class B Stock"), each Class A Warrant entitling the registered holder thereof to purchase one (1) share of Common Stock and each Class B Warrant entitling the registered holder thereof to purchase one (1) Unit; (ii) the over allotment option granted to the underwriter to purchase up to an additional 120,000 Units and 22,500 shares of Class B Stock (the "Over allotment Options"); and (iii) the sale to H.J. Meyers & Co., Inc. (the "Representative") and their representatives, successors and assigns of warrants (the "Representative's Warrants") to purchase 80,000 Units and 15,000 shares of Class B Stock, the Company will issue up to 1,500,000 Class A Warrants (subject to increase as provided in the Representative's Warrant Agreement) and up to 250,000 shares of Class B stock; and

     WHEREAS, the Company has entered into an Underwriting Agreement dated __________, 1997 with the Representative pursuant to which, among other matters, such underwriters have agreed to purchase the Units and the Class B Warrants from the Company;

     WHEREAS, in accordance with the terms of the offering as set forth in the Registration Statement, the gross proceeds from the sale of the Units are required to be placed directly in an escrow account; and

     WHEREAS, the Company and the Representative agree to appoint the Escrow Agent as the escrow agent for such account, on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the mutual promises and obligations set forth below, and for other valuable consideration the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Appointment of Escrow Agent and Creation of Account. The Company and the Representative hereby appoint the Escrow Agent as escrow agent hereunder and direct it to hold those assets described in Exhibit A attached hereto, together with any additional assets which may be deposited with the Escrow Agent from time to time to be held pursuant to this Agreement and all income earned from investment of the assets described in Exhibit A and any additions thereto (collectively, the "Escrow Assets") , in a separate account in the name of "BW Acquisition Corp. - Escrow Account" (the "Escrow Account"). The Escrow Account shall be invested, administered and distributed in accordance with the terms set forth below. Contemporaneously with the closing of the Offering, the Representatives shall deposit with the Escrow Agent those assets listed on Exhibit A.

     2. Initial Funding of Escrow Account. The Escrow Account shall be initially funded with the proceeds from the sale of Units by the Representative on behalf of the Company. All funds from the initial sale of Units by the Representative shall be deposited directly in the Escrow Account by wire transfer or certified check.

     3. Investment of Escrow Assets. The Escrow Assets shall be invested in accordance with the instructions set forth in Exhibit C attached hereto. Such instructions may be modified only by a written certificate executed by an authorized officer of the Company and delivered to the Escrow Agent; however, this Escrow Agreement may not be altered by the Board of Directors of the Company in terms of the investment instructions, except as may be required by the Board of Directors to fulfill their fiduciary obligations. Escrow Agent shall make monthly accountings of such investments, the income received therefrom, and the then existing balance of the Escrow Account to the Company.

     4. Distribution from Escrow Account. The Escrow Agent shall make distributions from the Escrow Account in accordance with the requirements set forth in Exhibit D attached hereto. Such instructions may be modified only by a written certificate executed by authorized officers of both the Company and the Representative, and delivered to the Escrow Agent; provided that such modification may not contravene Section 11-51-302 (6) of the Colorado Revised Statutes. In addition, this Escrow Agreement may not be altered by the Board of Directors of the Company in terms of its distribution instructions, except as may be required by the Board of Directors to fulfill their fiduciary obligations. The Escrow Agent shall not be responsible for determining whether such instructions contravene Section 11-51-302 (6) of the Colorado Revised Statutes and is authorized to make distributions in reliance on the instructions it receives. Written notice of each disbursement from the Escrow Agent shall be provided to the Company within ten (10) days of each such disbursement. Upon the final distribution of all of the Escrow Assets, this Agreement shall terminate and the Escrow Agent shall have no further obligations or liabilities hereunder.

     5. Compensation of Escrow Agent. The Escrow Agent shall receive fees determined in accordance with, and payable as specified in, the Schedule of Fees attached hereto as Exhibit E (the "Fee Schedule"). The Escrow Agent shall have no duties or liabilities under this Agreement unless and until full payment of the fee set forth in Exhibit E. The Escrow Agent shall be reimbursed by the Company for all expenses, disbursements and advances incurred or


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

made by the Escrow Agent in preparation, administration and enforcement of this Agreement, including, but not limited to, reasonable legal fees and expenses. The Company shall be liable for all payments due to the Escrow Agent under this Agreement.

     6. Responsibilities and Rights of the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

          (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. Without limiting the generality of the foregoing, the Escrow Agent shall have no duty or responsibility as regards any: (i) security as to which a default in the payment of principal or interest has occurred, to give notice of default, make demand for payment or take any other action with respect to such default; and (ii) loss occasioned by delay in the actual receipt of notice of any payment, redemption or other transaction regarding any item in the Escrow Assets as to which it is authorized to take action hereunder. The Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken in good faith in accordance with such advice. The Escrow Agent shall have no liability or responsibility for any misstatement in, or omission from, the Prospectus.

          (b) The Escrow Agent shall not be under any duty to give the Escrowed Assets held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed pursuant to this Escrow Agreement. In the event that there is a change in the investment instructions resulting in uninvested funds, such uninvested funds held hereunder shall not earn or accrue interest.

          (c) The Escrow Agent does not make any representation or warranty with regard to the creation or perfection, hereunder or otherwise, of a security interest in the Escrow Assets or regarding the negotiability or transferability of, or existence of other interests in the Escrow Assets. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Assets or any part thereof or to file any financing statement under the Uniform Commercial Code of any state with respect to the Escrow Assets or any part thereof.

          (d) The Escrow Agent is hereby authorized to comply with any judicial order or legal process which stays, enjoins, directs or otherwise affects the transfer or delivery of the Escrow Assets or any party hereto and shall incur no liability for any delay or loss which may occur as a result of such compliance.

          (e) The Escrow Agent shall have no duty or responsibility with regard to any loss resulting from the investment, reinvestment, sale or liquidation of the Escrow Assets in accordance with the terms of this Agreement. The Escrow Agent need not maintain any insurance with respect to the Escrow Assets.

          (f) The Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including, without limitation, any liability for any delays (not resulting from its


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

     gross negligence or willful misconduct) in the investment or reinvestment of the Escrowed Assets, or any loss of interest incident to any such delays.

          (g) Except as otherwise expressly provided herein, the Escrow Agent is authorized to execute instructions and take other actions pursuant to this Agreement in accordance with its customary processing practices for similar customers and, in accordance with such practices the Escrow Agent may retain agents, including its own subsidiaries or affiliates, to perform certain of such functions. The Escrow Agent shall have no liability under this Agreement for any loss or expense other than those occasioned by the Escrow Agent's gross negligence or willful misconduct and in any event its liability shall be limited to direct damages and shall not include any special or consequential damages. All collection and receipt of funds or securities and all payment and delivery of funds or securities under this Agreement shall be made by the Escrow Agent as agent, at the risk of the other parties hereto with respect to their actions or omissions and those of any person other than the Escrow Agent. In no event shall the Escrow Agent be responsible or liable for any loss due to force beyond its control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or interruption of communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that the Escrow Agent is unable substantially to perform for any of the reasons described in the immediately preceding sentence, it shall so notify the other parties hereto as soon as reasonably practicable following its actual knowledge of the same.

          (h) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this agreement against the Escrow Agent. Notwithstanding any provisions of this Agreement to the contrary, the Escrow Agent shall not be bound by, or have any responsibility with respect to, any other agreement or contract among the Company and the Representative (whether or not the Escrow Agent has knowledge thereof).

          (i) It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Assets, or should the Escrow Agent in good faith be in doubt as to what action it should take hereunder, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Assets until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of any court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and nonappealable.


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

          (j) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. Without limiting the foregoing, in the event of any alteration of investment or distribution instructions, the Escrow Agent shall have no responsibility to determine whether the requested alteration was required by the Board of Directors of the Company to fulfill its fiduciary obligations. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          (k) The Company and the Representative are jointly and severally liable to hold the Escrow Agent and its agents harmless from, and indemnify and reimburse the Escrow Agent and its agents for all claims, liability, loss and expense (including reasonable out-of-pocket and incidental expenses and legal fees), incurred by the Escrow Agent or them in connection with the Escrow Agent or their acting under this Agreement, provided that the Escrow Agent or they, as the case may be, have not acted with gross negligence or willful misconduct with respect to the events resulting in such claims, liability, loss, and expense.

          (l) The Company and the Representative acknowledge and agree that, except as otherwise provided in this Section 6(l), the Escrow Agent shall not be responsible for taking any steps, including without limitation, the filing of forms or reports, or withholding of any amounts in connection with any tax obligations of the Company, the Representative or any other party in connection with the Escrow Assets; provided, however, that the Escrow Agent shall be entitled to take any action such as withholding, that it deems appropriate to ensure compliance with its obligations under any applicable tax laws. In no event shall the Escrow Agent be required to distribute funds from the Escrow Account to either the shareholders or the Company unless the appropriate Internal Revenue Service Form W-8 or Form W-9 are received, as required by the Registration Statement.
     Notwithstanding the foregoing, the Escrow Agent shall supply any information or documents as may be reasonably requested by the Company in connection with the Company's preparation of its tax returns for the Escrow Account. Upon any distribution of Escrow Assets in accordance with the instructions set forth in Exhibit D attached hereto, the Escrow Agent shall prepare and deliver to each person receiving a distribution a completed Form 1099, and shall supply any necessary information as may reasonably be requested in writing by such persons.

          (m) The Escrow Agent does not have any interest in the Escrow Assets deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Assets incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.


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

          (n) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

          (o) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

          (p) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) which mentions the Bank's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties, behalf unless the Bank shall first have given its specific written consent thereto. Notwithstanding the foregoing sentence, the Escrow Agent hereby specifically consents to the use of its name as Escrow Agent as necessary to effectuate the Company's public offering and a business combination of the Company.

          (q) The other parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company and the Federal Reserve Book Entry System.

     7. Instructions: Fund Transfers.

     (a) The Escrow Agent is authorized to rely and act upon all instructions given or purported to be given by one or more officers, employees or agents of the Company (i) authorized by or in accordance with a corporate resolution delivered to the Escrow Agent or (ii) described as authorized in a certificate delivered to the Escrow Agent by the appropriate Secretary or Assistant
Secretary or similar officer (each such officer, employee or agent or combination of officers, employees and agents authorized pursuant to clause (i) or described pursuant to clause (ii) of this Section 7(a) is hereinafter referred to as an "Authorized Officer"). (The term "instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Escrow Account any and all stocks, bonds and other securities or to transfer all or any portion of the Escrow Assets. The Escrow Agent may also rely and act upon instructions when bearing or purporting to bear the signature or facsimile signature of any of the individuals designated by an Authorized Officer regardless of by whom or by what means the actual or purported facsimile signature or signatures thereon may have been affixed thereto if such facsimile signature or signatures resemble the facsimile specimen or specimens from time to time furnished to the Escrow Agent by any of such Authorized Officers, Secretary or an Assistant Secretary or similar officer). In addition, and subject to subsection 7(b) hereof, the Escrow Agent may rely and act upon instructions received by telephone, telex, TXW facsimile transmission, bank wire or other teleprocess acceptable to it which the Escrow Agent believes in good faith to have been given by an Authorized Officer or which are transmitted with proper testing or authentication pursuant to terms and conditions which the Escrow Agent may specify. The Escrow Agent shall incur no liability to the Company or otherwise for having acted in accordance with instructions on which it is authorized to rely pursuant to the provisions


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

hereof. Any instructions delivered to the Escrow Agent by telephone shall promptly thereafter be confirmed in writing by an Authorized Officer but the Escrow Agent shall incur no liability for a failure to send such confirmation in writing, the failure of any such written confirmation to conform to the telephone instruction which it received, the failure of any such written confirmation to be signed or properly signed, or its failure to produce such confirmation at any subsequent time. The Escrow Agent shall incur no liability for refraining from acting upon any instructions which for any reason it, in good faith, is unable to verify to its own satisfaction. Unless otherwise expressly provided, all authorizations and instructions shall continue in full force and effect until canceled or superseded by subsequent authorizations or instructions received by the Escrow Agent's safekeeping account administrator. The Escrow Agent's authorization to rely and act upon instructions pursuant to this paragraph shall be in addition to, and shall not limit, any other authorization which the Company may give to it hereunder.

     (b) With respect to written or telephonic instructions or instructions sent by facsimile transmission to transfer funds from the Escrow Account in accordance herewith (such instructions hereinafter referred to as "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Escrow Agent to any of the persons designated below, whether or not any such person has issued such Transfer Instruction. (It is recommended that the persons designated below not be persons who generally issue Transfer Instructions; whenever possible, the Escrow Agent will endeavor to call someone other than the issuer of the Transfer Instructions).

     With respect to Transfer Instructions given by the Company pursuant to its authority under this Agreement:

              Name/Title                                 Telephone No.
              ----------                                 -------------
     Richard J. Berman, President                       (212) 752-3563

     Martin R. Wade, Secretary                          (212) 783-6870

     Alternatively, at the Escrow Agent's option, the callback may be made to any person designated in the certified resolutions or other certificates or documentation furnished to it by a party in connection with the Escrow Account as authorized to issue Transfer Instructions or otherwise transact business with respect to the Escrow Account for that party. The Company shall implement any other authentication method or procedure or security device required by the Escrow Agent at any time or from time to time.

     8. Stockholder Redemption. In the event a stockholder exercises his or her redemption right upon the Business Combination of the Company, the funds to repay said stockholder shall be distributed directly from the Escrow Account. As soon as practicable after the Company receives notice from a stockholder that the stockholder is exercising its redemption rights, the Company shall instruct the Escrow Agent to transfer, and (so long as the Escrow Agent has received an Internal Revenue Service Form W-8 or Form W-9, as required by the Registration Statement) the Escrow Agent shall so transfer, the funds owed to the stockholder;


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

such instructions to include the amount to be transferred and delivery instructions. These instructions shall comply with Section 7 of this Escrow Agreement.

     9. Resignation or Removal of Escrow Agent.

     (a) The Escrow Agent may resign at any time by giving written notice to the Company and the Representative. The Company and Representative may remove the Escrow Agent upon joint written notice to the Escrow Agent. Such resignation or removal shall take effect upon delivery of the Escrow Assets to a successor escrow agent designated in writing by the Company and the Representative, and the Escrow Agent shall thereupon be discharged from all obligations under this Agreement, and shall have no further duties or responsibilities in connection herewith. The obligations of the Company and the Representative to the Escrow Agent and the rights of the Escrow Agent under Sections 5, 6(c), and 6(h) hereof shall survive termination of this Agreement or the resignation or removal of the Escrow Agent.

     (b) In the event that the Escrow Agent submits a notice of resignation, its only duty, until a successor Escrow Agent shall have been appointed and shall have accepted such appointment, shall be to safekeep the Escrow Assets, and hold, invest and dispose of the Escrow Assets in accordance with this Agreement, until receipt of a designation of successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a Final Order of a court of competent jurisdiction, but without regard to any notices, requests, instructions, demands or the like received by it from the other parties hereto after such notice shall have been given, unless the same is a direction that the Escrow Assets be paid or delivered in its entirety out of the Escrow Account. The Escrow Agent, upon submission of its resignation in accordance with this subparagraph (b) may deposit the Escrow Assets with a court of competent jurisdiction if the Escrow Agent deems such action advisable. The resignation of the Escrow Agent will take effect on the earlier of (a) the appointment of a successor (including a court of competent jurisdiction) or (b) the day which is 30 days after the date of delivery of its written notice of resignation to the other parties hereto. If, at the time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safe-keep the Escrow Assets until receipt of a designation of a successor Escrow Agent or a joint written disposition instrument by the other parties hereto or a final order of a court of competent jurisdiction.

     10. Notices. Unless expressly provided herein to the contrary, notices hereunder shall be in writing, and delivered by telecopier, overnight express mail, first-class postage prepaid, delivered personally or by receipted courier service. All such notices which are mailed shall be deemed delivered upon receipt if the addressee is the Escrow Agent, but shall be deemed delivered upon mailing if otherwise, all such notices shall be addressed as follows (or to such other address as any party hereto may from time to time designate by notice duly given in accordance with this paragraph):


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

          (a)  If to the Company, to:

               BW Acquisition Corp.
               333 East 56th Street
               Penthouse G
               New York, New York 10022
               Attention:  President

          If to the Representative, to:

               H.J. Meyers & Co., Inc.
               1895 Mount Hope Avenue
               Rochester, New York 14620
               Attention:  Mr. Michael Bresner

          If to the Escrow Agent, to:

               Chase Manhattan Bank
               __________________________
               __________________________
               Attn: ____________________

     11. Miscellaneous.

     (a) Choice of Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed in New York. The parties to this Agreement hereby agree that jurisdiction over such parties and over the subject matter of any action or proceeding arising under this Agreement may be exercised by a competent Court of the State of New York sitting in New York City or by a United States Court sitting in the Southern District of New York, exclusively. The parties agree that delivery or mailing of any process or other papers in the manner provided herein, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

     (b) Benefits and Assignment. Nothing in this Agreement, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns, any legal claim under any covenant, condition or provision hereof; all the covenants, conditions, and provisions contained in this Agreement being for the sole benefit of the parties hereto and their successors and assigns. No party may assign any of its rights or obligations under this Agreement without
(i) the written consent of all the other parties, which consent may be withheld in the sole discretion of the party whose consent is sought and (ii) the written agreement of the transferee that it will be bound by the provisions of this Agreement.

     (c) Counterparts. This Agreement may be executed in several counterparts, each one of which shall constitute an original, and all collectively shall constitute but one instrument.

     (d) Amendment and Waiver. This Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

     (e) Headings. The headings of the sections hereof are included for convenience of reference only and do not form part of this Agreement.

     (f) Entire Agreement. This Agreement contains the complete agreement of the parties with respect to its subject matter and supersedes and replaces any previously made proposals, representations, warranties or agreements with respect thereto by any of the parties hereto.

     (g) Separability. Any provisions of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. Additional Documentation. This Agreement shall not become effective (and the Escrow Agent shall have not responsibility hereunder except to return the Escrow Assets to the Company) until the Escrow Agent shall have received from the Company the following:

     (i) Certified resolutions of its board of directors authorizing the making and performance of this Agreement; and

     (ii) A certificate as to the names and specimen signatures of its officers or representatives authorized to sign the Agreement and notices, instructions and other communications hereunder.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        BW ACQUISITION CORP.


                                        By:  __________________________________
                                             Name:     Richard J. Berman
                                             Title:    President



                                        H.J. MEYERS & CO., INC.


                                        By:  __________________________________
                                              Name:    Michael Bresner



Agreed and accepted:
CHASE MANHATTAN BANK
as Escrow Agent


By:  __________________________
     Name:
     Title:


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